                       UNITED STATES CELLULAR CORPORATION
                       SUBSIDIARY AND AFFILIATED COMPANIES
                                DECEMBER 31, 2002



                                                                                                            STATE OF
                                                                                                            INCORPORATION
                                                                                                            -------------
 BANGOR CELLULAR TELEPHONE, L.P.                                                                            Partnership
 BLACK CROW WIRELESS, L.P.                                                                                  Partnership
 BMG GROUP, LLC                                                                                             OKLAHOMA
 CALIFORNIA RURAL SERVICE AREA #1, INC.                                                                     CALIFORNIA
 CAROLINA CELLULAR, INC.                                                                                    NORTH CAROLINA
 CEDAR RAPIDS CELLULAR TELEPHONE, L.P.                                                                      Partnership
 CELLVEST, INC.                                                                                             DELAWARE
 CENTRAL CELLULAR TELEPHONES LTD                                                                            ILLINOIS
 CENTRAL FLORIDA CELLULAR TELEPHONE COMPANY, INC                                                            FLORIDA
 CHAMPLAIN CELLULAR, INC                                                                                    NEW YORK
 CHARLOTTESVILLE MSA CELLULAR PARTNERSHIP                                                                   Partnership
 CHICAGO 20MHZ, LLC                                                                                        DELAWARE
 COMMUNITY CELLULAR TELEPHONE COMPANY                                                                       TEXAS
 CROWN POINT CELLULAR INC.                                                                                  NEW YORK
 DAVENPORT CELLULAR TELEPHONE COMPANY                                                                       Partnership
 DAVENPORT CELLULAR TELEPHONE COMPANY, INC.                                                                 DELAWARE
 DUBUQUE CELLULAR TELEPHONE, L.P.                                                                           Partnership
 EASTERN NORTH CAROLINA CELLULAR JOINT VENTURE                                                              Partnership
 EAU CLAIRE MSA, INC.                                                                                       WISCONSIN
 FLORIDA RSA # 8, INC.                                                                                      DELAWARE
 GEORGIA RSA # 11, INC.                                                                                     GEORGIA
 GRAY BUTTE JOINT VENTURE                                                                                   Partnership
 GREEN BAY CELLTELCO                                                                                        Partnership
 HARDY CELLULAR TELEPHONE COMPANY                                                                           DELAWARE
 HUMPHREY COUNTY CELLULAR, INC.                                                                             DELAWARE
 ILLINOIS RSA # 3, INC.                                                                                     ILLINOIS
 INDIANA RSA # 4, INC.                                                                                      DELAWARE
 INDIANA RSA # 5, INC.                                                                                      INDIANA
 INDIANA RSA NO. 4 LIMITED PARTNERSHIP                                                                      Partnership
 INDIANA RSA NO. 5 LIMITED PARTNERSHIP                                                                      Partnership
 IOWA 13, INC.                                                                                              DELAWARE
 IOWA RSA # 3, INC.                                                                                         DELAWARE
 IOWA RSA # 9, INC.                                                                                         DELAWARE
 IOWA RSA # 12, INC.                                                                                        DELAWARE
 JACKSONVILLE CELLULAR PARTNERSHIP                                                                          Partnership
 JACKSONVILLE CELLULAR TELEPHONE COMPANY                                                                    DELAWARE
 JACKSON SQUARE WIRELESS, L.P.                                                                              Partnership
 KANSAS # 15 LP                                                                                             Partnership
 KANSAS RSA # 15, INC.                                                                                      OHIO
 KENOSHA CELLULAR TELEPHONE, L.P.                                                                           Partnership
 LACROSSE CELLULAR TELEPHONE COMPANY, INC.                                                                  DELAWARE
 LEWISTON CELLTELLCO PARTNERSHIP                                                                            Partnership
 MADISON CELLULAR TELEPHONE COMPANY                                                                         Partnership
 MAINE RSA # 1, INC.                                                                                        MAINE
 MAINE RSA # 4, INC.                                                                                        MAINE
 MANCHESTER-NASHUA CELLULAR TELEPHONE, L.P.                                                                 Partnership
 MCDANIEL CELLULAR TELEPHONE COMPANY                                                                        DELAWARE
 MINNESOTA INVCO OF RSA # 7, INC.                                                                           DELAWARE
 MINNESOTA INVCO OF RSA # 8, INC.                                                                           DELAWARE
 MINNESOTA INVCO OF RSA # 9, INC.                                                                           DELAWARE
 MINNESOTA INVCO OF RSA # 10, INC.                                                                          DELAWARE
 N.H. #1 RURAL CELLULAR, INC.                                                                               NEW HAMPSHIRE
 NEW YORK RSA 2 CELLULAR PARTNERSHIP                                                                        Partnership
 NEWPORT CELLULAR, INC.                                                                                     NEW YORK
 NORTH CAROLINA RSA # 4, INC.                                                                               DELAWARE
 NORTH CAROLINA RSA # 9, INC.                                                                               NORTH CAROLINA
 NORTH CAROLINA RSA 1 PARTNERSHIP                                                                           Partnership
 NORTH CAROLINA RSA NO. 6, INC.                                                                             CALIFORNIA
 OHIO STATE CELLULAR PHONE COMPANY, INC.                                                                    FLORIDA
 OREGON RSA # 2, INC.                                                                                       OREGON
 OREGON RSA # 3, INC.                                                                                       OREGON


                                          * 50% or more owned companies                                      Page 1

                       UNITED STATES CELLULAR CORPORATION
                       SUBSIDIARY AND AFFILIATED COMPANIES
                                DECEMBER 31, 2002



                                                                                                            STATE OF
                                                                                                            INCORPORATION
                                                                                                            -------------
 OREGON RSA NO. 2 LIMITED PARTNERSHIP                                                                       Partnership
 OREGON RSA NO. 3 LIMITED PARTNERSHIP                                                                       Partnership
 PCS WISCONSIN, LLC                                                                                         WISCONSIN
 PINE VALLEY WIRELESS, LP                                                                                   Partnership
 PRIMECO REAL ESTATE HOLDINGS, LLC                                                                          DELAWARE
 PRIMECO SPECTRUM HOLDINGS, LLC                                                                             DELAWARE
 RACINE CELLULAR TELEPHONE COMPANY                                                                          Partnership
 ST. LAWRENCE SEAWAY RSA CELLULAR PARTNERSHIP                                                               Partnership
 TENNESSEE RSA # 3, INC.                                                                                    DELAWARE
 TENNESSEE RSA # 4 SUB 2, INC.                                                                              TENNESSEE
 TEXAHOMA CELLULAR, L.P.                                                                                    Partnership
 TEXAS # 20 RURAL CELLULAR, INC.                                                                            TEXAS
 TEXAS INVCO OF RSA # 6, INC.                                                                               DELAWARE
 TOWNSHIP CELLULAR TELEPHONE, INC.                                                                          DELAWARE
 TULSA GENERAL PARTNER, INC.                                                                                DELAWARE
 UNITED STATES CELLULAR INVESTMENT COMPANY, INC.                                                            DELAWARE
 UNITED STATES CELLULAR INVESTMENT CO. OF ALLENTOWN                                                         PENNSYLVANIA
 UNITED STATES CELLULAR INVESTMENT COMPANY OF EAU CLAIRE                                                    WISCONSIN
 UNITED STATES CELLULAR INVESTMENT COMPANY OF FRESNO, INC.                                                  CALIFORNIA
 UNITED STATES CELLULAR INVESTMENT COMPANY OF OKLAHOMA CITY, INC.                                           OKLAHOMA
 UNITED STATES CELLULAR INVESTMENT COMPANY OF SANTA CRUZ, INC.                                              CALIFORNIA
 UNITED STATES CELLULAR INVESTMENT CORPORATION OF LOS ANGELES                                               INDIANA
 UNITED STATES CELLULAR OPERATING COMPANY LLC (fka UNITED STATES CELLULAR OPERATING COMPANY)                DELAWARE
 UNITED STATES CELLULAR OPERATING COMPANY OF BANGOR                                                         MAINE
 UNITED STATES CELLULAR OPERATING COMPANY OF CEDAR RAPIDS                                                   DELAWARE
 UNITED STATES CELLULAR OPERATING COMPANY OF DES MOINES                                                     IOWA
 UNITED STATES CELLULAR OPERATING COMPANY OF DUBUQUE                                                        IOWA
 UNITED STATES CELLULAR OPERATING COMPANY OF FT. PIERCE                                                     FLORIDA
 UNITED STATES CELLULAR OPERATING COMPANY OF KENOSHA                                                        DELAWARE
 UNITED STATES CELLULAR OPERATING COMPANY OF KNOXVILLE                                                      TENNESSEE
 UNITED STATES CELLULAR OPERATING COMPANY OF LACROSSE, INC.                                                 WISCONSIN
 UNITED STATES CELLULAR OPERATING COMPANY OF LEWISTON-AUBURN                                                MAINE
 UNITED STATES CELLULAR OPERATING COMPANY OF MANCHESTER-NASHUA, INC.                                        NEW HAMPSHIRE
 UNITED STATES CELLULAR OPERATING COMPANY OF MEDFORD                                                        OREGON
 UNITED STATES CELLULAR OPERATING COMPANY  OF TULSA, INC.                                                   OKLAHOMA
 UNITED STATES CELLULAR OPERATING COMPANY OF WATERLOO                                                       IOWA
 UNITED STATES CELLULAR OPERATING COMPANY OF YAKIMA                                                         WASHINGTON
 UNITED STATES CELLULAR TELEPHONE COMPANY (GREATER KNOXVILLE), L.P.                                         Partnership
 UNITED STATES CELLULAR TELEPHONE OF GREATER TULSA, L.L.C.                                                  OKLAHOMA
 UNIVERSAL CELLULAR FOR EAU CLAIRE MSA, INC.                                                                WISCONSIN
 USCC DISTRIBUTION CO.                                                                                      DELAWARE
 USCC FINANCIAL, LLC                                                                                        DELAWARE
 USCC PAYROLL CORPORATION                                                                                   DELAWARE
 USCC PURCHASE LLC                                                                                          DELAWARE
 USCC REAL ESTATE CORPORATION                                                                               DELAWARE
 USCC WIRELESS INVESTMENT, INC.                                                                             DELAWARE
 USCCI CORPORATION                                                                                          DELAWARE
 USCIC OF AMARILLO, INC.                                                                                    DELAWARE
 USCIC OF DAYTONA, LLC                                                                                      DELAWARE
 USCIC OF JACKSON, INC.                                                                                     DELAWARE
 USCIC OF NORTH CAROLINA RSA # 1, INC.                                                                      DELAWARE
 USCIC OF OHIO RSA #9, INC.                                                                                 DELAWARE
 USCIC OF PENNSYLVANIA 5, INC.                                                                              DELAWARE
 USCOC OF CHARLOTTESVILLE, INC.                                                                             VIRGINIA
 USCOC OF CORPUS CHRISTI, INC.                                                                              TEXAS
 USCOC OF CUMBERLAND, INC.                                                                                  MARYLAND
 USCOC OF FLORIDA RSA #7, INC.                                                                              DELAWARE
 USCOC OF GREATER IOWA, INC                                                                                 PENNSYLVANIA
 USCOC OF GREATER MISSOURI, LLC (fka PEACE VALLEY CELLULAR TELEPHONE COMPANY)                               DELAWARE
 USCOC OF IDAHO RSA # 5, INC                                                                                DELAWARE
 USCOC OF ILLINOIS RSA # 1, INC.                                                                            VIRGINIA


                                          * 50% or more owned companies                                      Page 2

                       UNITED STATES CELLULAR CORPORATION
                       SUBSIDIARY AND AFFILIATED COMPANIES
                                DECEMBER 31, 2002



                                                                                                            STATE OF
                                                                                                            INCORPORATION
                                                                                                            -------------
 USCOC OF ILLINOIS RSA # 4, INC.                                                                            ILLINOIS
 USCOC OF IOWA RSA # 1, INC.                                                                                IOWA
 USCOC OF IOWA RSA # 16, INC.                                                                               DELAWARE
 USCOC OF JACKSONVILLE, INC.                                                                                NORTH CAROLINA
 USCOC OF JACK-WIL, INC.                                                                                    DELAWARE
 USCOC OF NEW HAMPSHIRE RSA # 2, INC.                                                                       DELAWARE
 USCOC OF NORTH CAROLINA RSA # 7, INC.                                                                      NORTH CAROLINA
 USCOC OF OKLAHOMA RSA # 10, INC.                                                                           OKLAHOMA
 USCOC OF OREGON RSA # 5, INC.                                                                              DELAWARE
 USCOC OF PENNSYLVANIA RSA #10-B2, INC.                                                                     DELAWARE
 USCOC OF RICHLAND, INC.                                                                                    WASHINGTON
 USCOC OF ROCKFORD, INC.                                                                                    ILLINOIS
 USCOC OF SOUTH CAROLINA RSA # 4, INC.                                                                      SOUTH CAROLINA
 USCOC OF ST.  JOSEPH, INC.                                                                                 DELAWARE
 USCOC OF TALLAHASSEE, INC.                                                                                 FLORIDA
 USCOC OF TEXAHOMA, INC.                                                                                    TEXAS
 USCOC OF VICTORIA, INC.                                                                                    TEXAS
 USCOC OF VIRGINIA RSA # 2, INC.                                                                            VIRGINIA
 USCOC OF VIRGINIA RSA # 3, INC.                                                                            VIRGINIA
 USCOC OF WASHINGTON 4, INC.                                                                                DELAWARE
 USCOC OF WILMINGTON, INC.                                                                                  NORTH CAROLINA
 VERMONT RSA NO. 2-B2, INC.                                                                                 DELAWARE
 VICTORIA CELLULAR CORPORATION                                                                              TEXAS
 VICTORIA CELLULAR PARTNERSHIP                                                                              Partnership
 VIRGINIA RSA # 4, INC.                                                                                     VIRGINIA
 VIRGINIA RSA # 7, INC.                                                                                     VIRGINIA
 WARD BUTTE JOINT VENTURE                                                                                   Partnership
 WASHINGTON RSA # 5, INC.                                                                                   WASHINGTON
 WATERLOO / CEDAR FALLS CELLTELCO PARTNERSHIP                                                               Partnership
 WESTELCOM CELLULAR, INC.                                                                                   NEW YORK
 WESTERN SUB-RSA LIMITED PARTNERSHIP                                                                        Partnership
 WILMINGTON CELLULAR PARTNERSHIP                                                                            Partnership
 WILMINGTON CELLULAR TELEPHONE CO.                                                                          NORTH CAROLINA
 WOODLAND WIRELESS, LP                                                                                      Partnership
 X-10 WIRELESS, L.P.                                                                                        Partnership
 YAKIMA MSA LIMITED PARTNERSHIP                                                                             Partnership
 YAKIMA VALLEY PAGING LIMITED PARTNERSHIP                                                                   Partnership




                                          * 50% or more owned companies                                      Page 3